Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statements (Form S‑8 Nos. 333‑51184, 333‑106532, 333‑125895 and 333‑148132) pertaining to the 2000 Equity Incentive Plan, the 2000 Employee Stock Purchase Plan and the 2000 Non‑Employee Directors’ Stock Option Plan of Rigel Pharmaceuticals, Inc.,

(2)Registration Statements (Form S‑8 Nos. 333‑155031 and 333‑168495) pertaining to the 2000 Equity Incentive Plan and the 2000 Non‑Employee Directors’ Stock Option Plan of Rigel Pharmaceuticals, Inc.,

(3)Registration Statement (Form S‑8 No. 333‑134622) pertaining to the 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan of Rigel Pharmaceuticals, Inc.,

(4)Registration Statement (Form S‑8 No. 333‑72492) pertaining to the 2001 Non‑Officer Equity Incentive Plan of Rigel Pharmaceuticals, Inc.,

(5)Registration Statements (Form S‑8 Nos. 333‑107062, 333‑139516 and 333‑196535) pertaining to the 2000 Employee Stock Purchase Plan of Rigel Pharmaceuticals, Inc.,

(6)Registration Statement (Form S‑8 No. 333‑111782) pertaining to the 2000 Equity Incentive Plan of Rigel Pharmaceuticals, Inc.,

(7)Registration Statements (Form S‑8 Nos. 333‑175977 and 333‑189523) pertaining to the 2011 Equity Incentive Plan, the 2000 Equity Incentive Plan and the 2000 Non‑Employee Directors’ Stock Option Plan of Rigel Pharmaceuticals, Inc.,

(8)Registration Statement (Form S‑8 Nos. 333‑212878 and 333‑183130) pertaining to the 2011 Equity Incentive Plan of Rigel Pharmaceuticals, Inc.,

(9)Registration Statements (Form S‑3 Nos.  333‑203956 and 333-220821) of Rigel Pharmaceuticals, Inc. and in the related Prospectuses,

(10)Registration Statements (Form S‑8 Nos. 333‑214370, 333-216516 and 333-221400) pertaining to the Rigel Pharmaceuticals, Inc. Inducement Plan, and

(11)Registration Statement (Form S-8 No. 333-219610) pertaining to the 2000 Non-Employee Directors’ Stock Option Plan and the 2011 Equity Incentive Plan of Rigel Pharmaceuticals, Inc.

of our reports dated March 6, 2018, with respect to the financial statements of Rigel Pharmaceuticals, Inc. and the effectiveness of internal control over financial reporting of Rigel Pharmaceuticals, Inc. included in this Annual Report (Form 10‑K) of Rigel Pharmaceuticals, Inc. for the year ended December 31, 2017.

/s/ Ernst & Young LLP

Redwood City, California

March 6, 2018